Consolidated Statements of Comprehensive Income $ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2017 USD ($)	Dec. 31, 2017 MXN ($)	Dec. 31, 2016 MXN ($)	Dec. 31, 2015 MXN ($)
Consolidated Statements of Comprehensive Income
Net (loss) income for the year	$ (30,129)	$ (594,599)	$ 3,519,489	$ 2,463,870
Other comprehensive (loss) income to be reclassified to profit or loss in subsequent periods:
Net (loss) gain on cash flow hedges	(2,136)	(42,148)	624,694	(193,869)
Income tax effect	609	12,017	(187,408)	58,161
Exchange differences on translation of foreign operations	(364)	(7,178)	(4,756)
Other comprehensive (loss) income not to be reclassified to profit or loss in subsequent periods:
Remeasurement loss of employee benefits	(90)	(1,776)	(442)	(1,174)
Income tax effect	27	533	132	352
Other comprehensive (loss) income for the year, net of tax	(1,954)	(38,552)	432,220	(136,530)
Total comprehensive (loss) income for the year, net of tax	$ (32,083)	$ (633,151)	$ 3,951,709	$ 2,327,340